239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK 2nd QTR 2022 Investor Presentation

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, the impact of the COVID-19 pandemic and government responses thereto; on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation COMPANY SNAPSHOT 1 Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. Profile and Business Lines • Core Banking: C&I, CRE, construction, SBA, and consumer lending; lease financing through Meridian Equipment Finance, ® title insurance, and deposit/ treasury services. • Meridian Mortgage: residential lending to homeowners and small scale investors originated in the PA, NJ, DE, VA, MD and DC and FL markets. • Wealth Management Services through Meridian Wealth Partners, ® a registered investment advisor and subsidiary of the Bank. Approx. $1 billion in AUM. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Cash & investments 11% C & I loans 31% PPP loans 1% CRE loans 31% Construction loans 10% Consumer loans1 9% Residential loans HFS 3% FF & E < 1% Other assets 3% Asset Mix at June 30, 2022

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Branches Mortgage LPOs New Florida Market - Comm. LPO • Serves Pennsylvania, New Jersey, DE & MD • Philadelphia MSA is 8th largest MSA in the US • Expansion into growing central Maryland MSA Regional Market • Location - Bonita Springs, FL • Situated between Fort Myers and Naples, FL • Cape Coral - Fort Myers, FL is 6th largest MSA in FL

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation INVESTMENT HIGHLIGHTS • Deliver strong balance sheet growth with above peer profitability. • "Go to" bank in the Delaware Valley - provides financial services across the lending spectrum. • Financial services business model with significant non-interest income streams in Meridian Mortgage, SBA Lending and Meridian Wealth Partners. • Demonstrated organic growth engine in diversified loan segments, capitalizing on sales culture and market disruption in the Delaware Valley tri- state market. • Ripe for expansion in MD/DC market. • Valuable customer base trained to use electronic channel. • Skilled, long-tenured management team with extensive in-market experience. • Excellent historical asset quality with diversified loan portfolio. • Nationally recognized as a great place to work; very low historical employee turnover.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation 2Q HIGHLIGHTS 1) As of and for the quarter ended June 30, 2022, per August 1, 2022 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) Excludes loans at fair value, loans held for sale and PPP loans. A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 4) Excludes PPP loans and PPPLF borrowings. A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 2Q Overview Financial Highlights 2Q 2022¹ Balance Sheet ($ in Millions) Profitability (%) Asset Quality (%) Balance Sheet: • Total assets increased $21.4 million, or 1.2%, to $1.9 billion as of June 30, 2022, from March 31, 2022 • Portfolio loans, excluding SBA PPP, grew $115.2 million, or 8.3% quarter-over-quarter, or 33% on an annualized basis • Commercial real estate/construction portfolio grew $30.5 million • Commercial loans and leases grew $32.0 million Income Statement: • Consolidated net income was $5.9 million, or $0.96 per diluted share • Pre-tax, pre-provision income for the Bank was $7.5 million, a decrease of $1.3 million, or 15.0%, ◦ Continued strong loan growth leading to a 11.5% increase in interest income ◦ Lower operating expenses • The return on average equity ("ROE") and return on average assets ("ROA) were 15.03% and 1.31% • NIM increased to 4.07% • On July 28, 2022, the Board of Directors declared a quarterly cash dividend of $0.20 per common share • Assets $ 1,853 Loans & Leases² $ 1,578 Deposits $ 1,568 Equity $ 156 ROA 1.31% ROE 15.03% Net Interest Margin 4.07% Tangible Equity 8.42% Loans & Leases3 1.27% NCOs (recoveries)/Loans 0.03% Nonaccrual Loans / Loans 1.46%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation SUMMARY INCOME STATEMENT (1) A non-GAAP measure. See Non-GAAP reconciliation in the Appendix. • Net interest income was up $1.5 million, or 9.5%, Q over Q, and up $3.1 million, or 10.00%, Y over Y • Bank segment represents 90% of pre-tax, pre- provision income for 2Q 2022 • Basic earnings per share was up $0.07, or 7.7%, Q over Q (dollars in thousands) Summary Income Statement 2Q 2022 1Q 2022 2Q 2021 Net Interest Income $ 17,551 $ 16,035 $ 15,412 Provision for Loan Losses 602 615 96 Non-Interest Income 10,403 13,102 21,732 Non-Interest Expense 19,706 21,433 26,246 Income before Income Taxes 7,646 7,089 10,802 Income Taxes 1,708 1,554 2,544 Net Income $ 5,938 $ 5,535 $ 8,258 Earnings per Share 2Q 2022 1Q 2022 2Q 2021 Basic Earnings per Share $ 0.99 $ 0.92 $ 1.37 Diluted Earnings per Share $ 0.96 $ 0.88 $ 1.33 Pre-tax, Pre-provision Income by Segment: 2Q 2022 1Q 2022 2Q 2021 Bank $ 7,458 $ 8,778 $ 7,811 Wealth 749 519 376 Mortgage 41 (1,593) 2,711 Total pre-tax, pre-provision income (1) $ 8,248 $ 7,704 $ 10,898 Pre-tax, Pre-provision Income 90% 9% —% Bank Wealth Mortgage

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation NET INTEREST MARGIN Net Interest Margin Trend 3.70% 3.83% 3.83% 3.89% 4.07% 3.75% 3.73% 3.76% 3.82% 3.95% (0.05)% 0.10% 0.07% 0.07% 0.12% PPP Impact NIM Ex PPP Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% NIM Increased 37 bps YoY • Net interest margin increased to 4.07% for the 2Q 2022 from 3.70% for 2Q 2021. Included $286 thousand, or 6 bps of one-time fees. • Interest earning asset yield increased 45 bps to 4.65%, while cost of funds increased 7 bps over the same period. Loan yields starting to benefit from Fed interest rate increases. $460 million in loans repriced with avg. rate increase of 64 bps. • Cash flows from PPP loan payoffs and excess cash was reinvested in higher yielding commercial portfolios. • Interest sensitivity slightly asset sensitive - up 0.69%, 1.18% and 1.42% in a ramped 100, 200, 300 bp rate rise scenario. Yield on Earning Assets / Cost of Funds 4.20% 4.31% 4.28% 4.35% 4.65% 0.54% 0.52% 0.49% 0.50% 0.61% Yield on earning assets Cost of funds Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 (1) Q2 2021 PPP Impact of (0.05%) due to uptick in PPP 2nd round originations outpacing 1st round forgiveness

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-Interest Income decreased $2.7 million or 20.6% from 1Q2022 • Mortgage banking revenue decreased slightly from 1Q2022, down $154 thousand, or down $382 thousand when including the fair value and hedging impacts. • SBA loan income was down $2.1 million as the value and number of loans sold was nearly double in 1Q2022 compared to 2Q2022, $25.2 million compared to $12.8 million, respectively. (Dollars in thousands) 2Q 2022 1Q 2022 Change Mortgage banking income (including FV chg) 8,251 8,633 (382) Wealth management income 1,254 1,304 (50) SBA income 437 2,520 (2,083) Other income 461 645 (184) Total $ 10,403 $ 13,102 ($2,699) Quarter ended June 30, 2022 79% 12% 4% 4% Mortgage banking income (including FV chg) Wealth management income SBA income Other income (% of total non-interest income)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Meridian Corporation MORTGAGE PERFORMANCE • Q2 Breakeven – Reduction in FTEs – Reduced Compensation – Stabilized Margin • Seasonally weaker in Q1 (red bar) • Margin: – Q2'22 margin yield (% of sold volume) up 5 bps over Q1'22 – Slight increase in volume • Volume continues to be impacted by: – Higher mortgage rates – Lack of home inventory 10

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense decreased $1.7 million or 8.1% from 1Q2022 • Salaries/benefits expense was $12.9 million, a decrease of $2.4 million or 15.5%. $1.9 million of the decrease related to our mortgage segment, which recognizes variable compensation based on originations. • Advertising expense was up $203 thousand, or 20.6%, as business development and sponsorship opportunities increased quarter over quarter. • Other non-interest expense increased $321 thousand, or 19.3%, due to increases in employee business and travel expenses, communications and other lesser expenses related to growth. Quarter ended June 30, 2022 66%6% 5% 7% 17% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other (% of total non-interest expense) (Dollars in thousands) 2Q 2022 1Q 2022 Change Salaries and employee benefits 12,926 15,298 (2,372) Occupancy and equipment 1,176 1,252 (76) Professional fees 913 848 65 Data processing and information technology 1,308 1,189 119 Other 3,383 2,846 537 Total $19,706 $21,433 ($1,727)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Meridian Corporation LOAN PORTFOLIO DIVERSIFICATION 90% CommercialJune 30, 2022 12 13% 11% 10% 9% 8% 8% 6% 5% 4% 1% 3% 3% 3% 3% 1% 7% 4% Residential and Commercial Construction Commercial Real Estate Investment Manufacturing Residential Real Estate Investment Other Construction Related Health Care and Social Assistance Professional, Scientific and Technical Services Wholesale Trade Payroll Protection Program Retail Trade Leisure Finance, Insurance and Real Estate Services Administration and Support Real Estate and Rental Lease Residential Mortgages HELOC Consumer

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation ASSET QUALITY 1) Excludes loans held for sale and, for 2Q 2021 to 2Q 2022, PPP loans. A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. 2) Includes loans held for sale and held for investment. Nonaccrual Loans / Loans2 (%) Net Chargeoffs / Average Loans (%) 2Q 2022 Highlights: • Nonaccrual loans to total loans2 declined in 2Q 2022 • Reserves to total loans declined for 4th straight QTR due to improvements in COVID-19 related qualitative factors • Net charge-offs in 2Q 2022 of $622 thousand from small equipment leases through MEF • All remaining COVID modifications expired by end of 1Q 2022 Reserves / Loans1 (%) 0.45% 0.34% 0.52% 1.57% 1.51% 1.46% 2018 2019 2020 2021 1Q 22 2Q 22 0.03% (0.06%) 0.00% 0.00% 0.04% 0.03% 2018 2019 2020 2021 Q1 22 Q2 22 0.97% 1.00% 1.65% 1.46% 1.38% 1.27% 2018 2019 2020 2021 1Q 22 2Q 22 COVID-19 Impact to ALLL

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation STRONG CAPITAL POSITION • All capital ratios significantly exceed well capitalized regulatory requirements ◦ Bank level - Community Banking Leverage Ratio of 10.9% compared to minimum of 8.5% - $47.2M excess capital • 2Q 2022 quarterly dividend $0.20 per share • Paid $1.00 per share special dividend in 1Q 2022 Excess Capital (000s) $70,269 $29,439 $54,119 $57,666 8.9% 9.8% 9.8% 13.5% Regulatory Minimums Excess Ratio Tier 1 Leverage ($) Tier 1 Risk Based ($) CE Tier 1 ($) Total Risk Based ($) $— $50,000 $100,000 $150,000 $200,000 $250,000 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% (1) Capital ratios above are at Meridian Corporation level.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation APPENDIX

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. For the Year Ended QTR Ended Dollar Values in Thousands, Except Per Share Amounts 2018Y 2019Y 2020Y 2021Y 1Q 2022 2Q 2022 Balance Sheet Total Assets $ 997,480 $ 1,150,019 $ 1,720,197 $ 1,713,443 $ 1,831,589 $ 1,853,019 Loans 1 875,801 998,414 1,513,963 1,467,339 1,513,164 1,577,831 Deposits 752,130 851,168 1,241,335 1,446,413 1,564,851 1,568,014 Gross Loans / Deposits 116.44% 117.30% 121.96% 101.45% 96.70% 100.63% Capital Total Equity $ 109,552 $ 120,695 $ 141,622 $ 165,360 $ 157,684 $ 156,087 Tangible Common Equity / Tangible Assets - HC ³ 10.53% 10.11% 7.99% 9.42% 8.40% 8.22% Tangible Common Equity / Tangible Assets - Bank ³ 10.53% 13.52% 10.25% 11.54% 10.40% 10.18% Tier 1 Leverage Ratio - HC 11.16% 10.55% 8.96% 9.39% 9.10% 8.87% Tier 1 Leverage Ratio - Bank 11.16% 14.08% 11.54% 11.51% 11.20% 10.86% Total Capital Ratio - HC 13.66% 16.10% 14.55% 14.81% 13.91% 13.50% Total Capital Ratio - Bank 13.66% 16.09% 14.54% 14.63% 13.76% 13.33% Commercial Real Estate Loans / Total RBC 183.80% 176.97% 172.15% 167.20% 177.56% 187.64 % Earnings & Profitability Net Income $ 8,163 $ 10,481 $ 26,438 $ 35,585 $ 5,535 $ 5,938 ROA 0.90% 1.01% 1.78% 2.06% 1.28% 1.31% ROE 7.77% 9.09% 21.33% 23.74% 13.86% 15.03% Net Interest Margin (NIM)(TEY) 3.80% 3.65% 3.40% 3.77% 3.89% 4.07% NIM (TEY, excluding PPP loans and PPPLF borrowings)³ 3.80% 3.65% 3.47% 3.72% 3.82% 3.95% Non-Int Inc. / Avg. Assets 3.58% 3.19% 5.85% 5.09% 2.17% 3.03% Efficiency Ratio 81.4% 79.2% 68.50% 68.65% 73.55% 70.49% Asset Quality Nonaccrual Loans / Loans¹ 0.45% 0.34% 0.62% 1.57% 1.51% 1.46% NPAs / Assets 0.39% 0.30% 0.46% 1.34% 1.25% 1.24% Reserves / Loans², ³ 0.97% 1.00% 1.65% 1.46% 1.38% 1.27% NCOs / Average Loans 0.03% (0.06%) 0.00% 0.00% 0.04% 0.03% Yield and Cost Yield on Earning Assets (TEY) 5.14% 5.30% 4.35% 4.27% 4.35% 4.65% Yield on Earning Assets (TEY), excluding PPP loans)³ 5.14% 5.30% 4.51% 4.26% 4.31% 4.54% Cost of Deposits 1.29% 1.67% 1.07% 0.48% 0.35% 0.47% Cost of Interest-Bearing Liabilities 1.69% 2.10% 1.18% 0.65% 0.61% 0.75%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation RECONCILIATION OF NON-GAAP MEASURES Tangible common equity to tangible assets Management uses the measure tangible common equity to tangible assets to assess our capital strength. We believe that this non-GAAP financial measure is useful to investors because, by removing the impact of our preferred stock, goodwill and other intangible assets, it allows investors to more easily assess our capital adequacy. This non-GAAP financial measure should not be considered a substitute for any regulatory capital ratios and may not be comparable to other similarly titled measures used by other companies. The table below provides the non-GAAP reconciliation for our tangible common equity to tangible assets: (dollars in thousands) Meridian Corporation 2018Y 2019Y 2020 Y 2021 Y 1Q 2022 2Q 2022 Tangible common equity ratio: Total stockholders' equity $ 109,552 120,695 141,622 165,360 157,684 156,087 Less: Goodwill 899 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 3,277 Tangible common equity 104,507 115,922 137,122 161,082 153,457 151,911 Total assets 997,480 1,150,019 1,720,197 1,713,443 1,831,589 1,853,019 Less: Goodwill 899 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 3,277 Tangible assets $ 992,434 1,145,246 1,715,697 1,709,165 1,827,362 1,848,843 Tangible common equity ratio 10.53% 10.12% 7.99% 9.42% 8.40% 8.22% (dollars in thousands) Meridian Corporation 2018Y 2019Y 2020 Y 2021 Y 1Q 2022 2Q 2022 Tangible common equity ratio: Total stockholders' equity $ 109,552 159,643 180,288 201,486 194,347 192,212 Less: Goodwill 899 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 3,277 Tangible common equity 104,507 154,870 175,788 197,208 190,120 188,036 Total assets 997,480 1,149,979 1,720,166 1,713,318 1,831,461 1,852,998 Less: Goodwill 899 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 3,277 Tangible assets $ 992,434 1,145,206 1,715,666 1,709,040 1,827,234 1,848,822 Tangible common equity ratio 10.53% 13.52% 10.25% 11.54% 10.40% 10.17%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation RECONCILIATION OF NON-GAAP MEASURES Dollar Values in Thousands Reconciliation of PPP Related Non-GAAP Measures For the Quarter Ended 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Reconciliation of Net Interest Margin (TEY, exluding PPP loans and PPPLF borrowings) Net interest margin (TEY) 3.70% 3.83% 3.83% 3.89% 4.07% Impact of PPP loans and PPPLF borrowings 0.05% (0.10%) (0.07%) (0.07%) (0.12%) Net interest margin (TEY, excluding PPP loans and PPPLF borrowings) 3.75% 3.73% 3.76% 3.82% 3.95% Reconciliation of Reserves / Loans Allowance for loan losses / Total loans held for investment 1.35% 1.38% 1.35% 1.31% 1.24% Less: Impact of loans held for investment - fair valued 0.00% 0.01% 0.02% 0.02% 0.01% Less: Impact of PPP loans 0.23% 0.13% 0.09% 0.05% 0.02% Allowance / Total loans held for investment (excl. loans at fair value and PPP loans) 1.58% 1.52% 1.46% 1.38% 1.27% Reconciliation of Yield on Earning Assets Yield on earning assets (TEY) 4.20% 4.31% 4.28% 4.35% 4.65% Impact of PPP loans 0.10% (0.07%) (0.05%) (0.04%) (0.11%) Yield on earning assets (TEY, excluding PPP loans) 4.30% 4.24% 4.23% 4.31% 4.54% Reconciliation of Pre-tax, Pre-Provision Non-GAAP Measure For the Quarter Ended 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Income before inocme tax expense 10,802 12,301 9,893 7,089 7,646 Add: Provision for loan losses 96 597 (222) 615 602 Pre-tax, pre-provision income $ 10,898 $ 12,898 $ 9,671 $ 7,704 $ 8,248